PROSPECTUS

OLD MUTUAL INSURANCE SERIES FUND

April 10, 2008

•	OLD MUTUAL GROWTH II PORTFOLIO

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of the fund listed above (the “Portfolio”) or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

Page

INTRODUCTION	1
PORTFOLIO SUMMARY	2
OLD MUTUAL GROWTH II PORTFOLIO	2
MORE ABOUT THE PORTFOLIO	7
Investment Strategies and Risks	7
More About Investment Strategies and Risks	8
Sub-Advisor Allocations	10
Disclosure of Portfolio Holdings	10
THE INVESTMENT ADVISOR AND SUB-ADVISORS	10
The Investment Advisor	10
The Sub-Advisors	11
Legal Proceedings	11
Management Fees	13
The Portfolio Managers	13
Your Share Price	16
Valuing Portfolio Securities	16
Fair Value Pricing	17
INVESTING IN THE PORTFOLIO	17
Policy Regarding Excessive or Short-Term Trading	17
Distributions and Taxes	19
Revenue Sharing	19
Potential Conflicts of Interest	20
FINANCIAL HIGHLIGHTS	20

INTRODUCTION

An Introduction to Old Mutual Insurance Series Fund and this Prospectus:

Old Mutual Insurance Series Fund (the “Trust”) is a mutual fund that sells shares in its separate investment portfolios through variable annuity contracts (“VA Contracts”) and variable life insurance policies (“VLI Policies”) offered by separate accounts of certain insurance companies (“Participating Insurance Companies”).

This Prospectus contains important information you should know before investing in the Portfolio and as a shareholder in the Portfolio. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolio, please refer to the back cover of this Prospectus.

Portfolio Summary

The Portfolio has its own investment objective and strategies for reaching that goal. Before investing, make sure the Portfolio’s goal matches your own. A description of the Portfolio’s goal, principal investment strategies, main risks of investing, and fees and expenses are described under the Portfolio’s Summary. Additional information about the Portfolio’s investment strategies is described in the More About the Portfolio section of this Prospectus.

In general, the Portfolio is designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. The Portfolio may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. The Portfolio also may not be suitable for investors who require regular income or stability of principal.

Investment Advisor and Sub-Advisors

Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Advisor”) is the investment advisor for each Portfolio. Old Mutual Capital has retained the following sub-advisors to assist in managing the Portfolios: Munder Capital Management (“Munder”) and Turner Investment Partners, Inc. (“Turner”) (each a “Sub-Advisor”, and collectively, the “Sub-Advisors”). For information about the Advisor and Sub-Advisors, see the Investment Advisor & Sub-Advisors section of this Prospectus.

[On side panel: What the Portfolio Is – And Isn’t

The Portfolio is a mutual fund – a pooled investment that is professionally managed and provides you the opportunity to participate in financial markets. The Portfolio strives to meet its stated goal, although as with all mutual funds, it cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in a Portfolio.

An investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.]

PORTFOLIO SUMMARY

OLD MUTUAL GROWTH II PORTFOLIO

Morningstar Category: U.S. Insurance Fund MidCap Growth

Sub-Advisors: Munder Capital Management and Turner Investment Partners, Inc.

INVESTMENT APPROACH

The Portfolio seeks to provide investors with capital appreciation. To pursue this goal, the Portfolio normally invests at least 65% of its net assets in equity securities of small and mid-cap companies with favorable growth prospects. While the Portfolio may invest in both small and mid-cap companies, the Portfolio primarily invests in mid-cap companies. Equity securities in which the Portfolio may invest include common and preferred stocks, convertible securities and rights and warrants.

MAIN INVESTMENT RISKS

Like all investments in securities, you risk losing money by investing in the Portfolio. The main risks of investing in this Portfolio are:

Stock Market Risk. The value of the stocks and other securities owned by the Portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market may also fail to recognize the Sub-Advisor’s determination of an investment’s value or the Sub-Advisor may misgauge that value.

Investment Style Risk. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Portfolio’s growth style of investing, and the Portfolio’s returns may vary considerably from other equity funds using different investment styles.

Small and Mid-Cap Company Risk. The Portfolio may invest in small-cap or mid–cap companies. While small-cap and mid-cap companies may offer greater potential for capital appreciation than larger, more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap and mid-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Portfolio could have greater difficulty buying or selling a security of a small-cap or mid-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Portfolio may focus its investments in certain industries within a sector, which may cause the Portfolio’s performance to be susceptible to the economic, business or other developments that affect those industries.

PERFORMANCE INFORMATION

The following information illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance year to year and by showing how the Portfolio’s average annual returns compare to those of unmanaged securities indexes. The Portfolio’s performance is compared to its benchmark, the Russell Midcap® Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap® Index with greater-than-average growth characteristics, and the S&P MidCap 400 Index, a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations. All performance figures reflect the reinvestment of dividends and capital gain distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. The Portfolio’s past performance does not indicate how it will perform in the future.

2007	23.43%
2006	7.20%
2005	11.35%
2004	6.61%
2003	25.70%
2002	(30.43%)
2001	(40.47%)
2000	(16.67%)
1999	98.19%
1998	8.19%

BEST QUARTER
4th Quarter 1999	49.97%
WORST QUARTER
1st Quarter 2001	(39.25%)

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/07

	PAST 1 YEAR	PAST 5 YEARS	PAST 10 YEARS
Growth II Portfolio	23.43%	14.58%	3.87%
Russell Midcap® Growth Index	11.43%	17.90%	7.59%
S&P MidCap 400 Index	7.98%	16.20%	11.20%

Prior to January 1, 2006, the Portfolio was managed by an investment advisor different than the Portfolio’s current Sub-Advisors and the Portfolio’s performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio’s assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE

SHAREHOLDER TRANSACTION FEES

(Fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	Not Applicable
Maximum Deferred Sales Charge (Load)	Not Applicable
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends (and Other Distributions)	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
Management Fees	0.825%
Distribution and/or Services (12b-1) Fees	None
Other Expenses	0.545%
Total Annual Fund Operating Expenses	1.37%
Fee Waiver and/or Expense (Reduction)/Recoupment (contingent)	(0.33%)
Net Annual Operating Expenses(1)	1.04%

(1)

These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2008 as a result of Old Mutual Capital’s contractual agreement to waive through April 30, 2009 that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.04%. Old Mutual Capital may be entitled to reimbursement of any fees waived pursuant to this arrangement in any fiscal year in which the Portfolio’s total assets are greater than $75 million and its total annual fund operating expenses are less than 1.04%. Old Mutual Capital and the Portfolio’s former advisor have agreed to not seek reimbursement for fees waived or expenses absorbed by the former advisor.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Portfolio’s operating expenses remain the same for the time periods shown and include the effect of any contractual fee waivers and expense reimbursements for the period of the contractual commitment. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

YOUR COST
1 Year	$106
3 Years	$401
5 Years	$718
10 Years	$1,617

HYPOTHETICAL IMPACT OF FUND EXPENSES ON RETURNS

The following table summarizes the annual and cumulative impact of the Portfolio’s fees and expenses on returns over a 10-year period. The table shows the estimated expenses that would be charged on a hypothetical investment of $10,000 assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses.

The annual expense ratio, which is the same as that stated in the Fees and Expenses table, is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The chart also assumes the reinvestment of all dividends and distributions. The table does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

Old Mutual Growth II Portfolio
	Initial Hypothetical $10,000 Investment			5% Assumed Rate of Return

Year	Cumulative Return Before Fees & Expenses	Annual Expense Ratio	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.04%	3.96%	$10,396	$106
2	10.25%	1.37%	7.73%	$10,773	$145
3	15.76%	1.37%	11.64%	$11,164	$150
4	21.55%	1.37%	15.70%	$11,570	$156
5	27.63%	1.37%	19.90%	$11,990	$161
6	34.01%	1.37%	24.25%	$12,425	$167
7	40.71%	1.37%	28.76%	$12,876	$173
8	47.75%	1.37%	33.43%	$13,343	$180
9	55.13%	1.37%	38.28%	$13,828	$186
10	62.89%	1.37%	43.30%	$14,330	$193

Total Gain After Fees and Expenses				$4,330
Total Annual Fees & Expenses					$1,617

MORE ABOUT THE PORTFOLIO

Investment Strategies and Risks

The Portfolio seeks to achieve its investment objective through its principal investment strategies. The principal investment strategy and risks of the Portfolio have been described in the Portfolio Summary. This section of the Prospectus discusses those and other investment strategies used by the Portfolio in greater detail and describes additional risks associated with an investment in the Portfolio. The Statement of Additional Information contains more detailed information about the Portfolio’s investment policies and risks. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

Munder’s Investment Strategies – Old Mutual Growth II Portfolio

Munder’s investment style, which focuses on both growth prospects and valuation, is known as GARP (Growth at a Reasonable Price). This blended process seeks to perform better than either a pure growth or pure value approach over a complete market cycle.

Munder portfolio managers generally choose the Portfolio’s investments by reviewing the earnings growth of all publicly traded mid-cap companies over the past three years and selecting companies from within that universe. Investment decisions are primarily based on:

▪	Above-average, consistent earnings growth;
▪	Financial stability;
▪	Relative valuation;
▪	Strength of industry position and management team; and
▪	Price changes compared to the S&P MidCap 400 Index.

Sector weights are also targeted to be similar to those of the S&P MidCap 400 Index in an effort to highlight stock selection and manage sector risk.

Turner’s Investment Strategies – Old Mutual Growth II Portfolio

Turner’s investment strategy focuses on stock selection and a bottom-up strategy that blends quantitative, fundamental, and technical analysis. Ideal candidates for investment are growth companies believed to have favorable earnings prospects, reasonable valuations, favorable trading volume, and price patterns. Each security is subjected to three separate evaluation criteria: fundamental analysis (approximately 80%), quantitative screening (approximately 10%) and technical analysis (approximately 10%).

Turner’s investment philosophy and process lead it to create equity portfolios that are generally fully invested at all times and, in large part, maintain sector weightings that are neutral relative to a targeted benchmark. Turner believes it is difficult, if not impossible, to accurately anticipate the market’s moves to favor one sector above another, and that the practice of overweighting or underweighting sectors leads to erratic investment performance. By remaining fully invested with a full market weighting in every sector, Turner helps ensure that its portfolios are positioned to benefit from rapid changes in market sentiment. In addition, by purchasing only those securities Turner believes are the best stocks within each sector, it seeks to minimize the impact of poorly performing sectors on the overall portfolio. These disciplines help to reduce risks associated with sector rotation and market timing, and allow the investment team to focus efforts primarily on stock selection.

The heart of Turner’s stock selection process is fundamental analysis. Turner seeks to invest in companies whose fundamentals support:

▪	a rate of growth that exceeds their industry peers;
▪	earnings that meet or exceed market consensus estimates; and
▪	earnings estimates that are being revised upwards.

Fundamental analysis helps determine if the companies Turner follows will exceed, meet, or fall short of consensus earnings expectations. The research analysts meet with company management, talk to industry experts and competitors, and attend trade shows/conferences in an effort to anticipate changes in the outlook for corporate earnings.

While the primary focus is on fundamental analysis, Turner also uses a proprietary computer model to assess a universe of approximately 3600 companies of varying capitalizations based on multiple earnings growth and valuation factors. Turner’s analysts screen securities within sector and market capitalization groups, using factors appropriate for each specific group. Technical analysis is also used to evaluate trends in trading volume and price patterns for individual stocks. This helps the investment team to identify attractive entry and exit points. For example, money flow (accumulation or distribution) may act as a leading or confirming indicator. Relative strength can provide an early alert and cause analysts to revisit fundamentals.

More About Investment Strategies and Risks

Foreign Securities. While the Portfolio emphasizes investments in securities traded in the U.S., the Portfolio may invest up to 20% of its net assets in foreign-traded securities. Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs. The Portfolio may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

Fixed-Income Securities. While the Portfolio generally emphasizes investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-

income securities. Fixed-income securities in which the Portfolio might invest include bonds, debentures, and other corporate or government obligations. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Fixed income securities may not deliver their expected yield as a result of the factors listed above.

Securities That Are Not Readily Marketable. The Portfolio may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio’s Board of Trustees (“Board”), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in securities that are not readily marketable, which may include restricted securities, involve certain risks to the extent that the Portfolio may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Securities of Other Investment Companies. The Portfolio may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Portfolio’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

Derivatives. The Portfolio may use derivatives to hedge risks inherent in the portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Portfolio’s investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Portfolio may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Portfolio has limits on the use of derivatives and is not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on the Portfolio’s performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Portfolio may not correlate with the Portfolio’s other investments.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of the Portfolio’s assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Portfolio could also hold these types of securities pending the investment of proceeds from the sale of Portfolio shares or portfolio securities or to meet anticipated redemptions of Portfolio shares. The Portfolio may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent the Portfolio invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover. The Portfolio does not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to the Portfolio buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Portfolio may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs the Portfolio pays and may adversely affect its performance.

Sub-Advisor Allocations

For Portfolios that employ multiple Sub-Advisors, Old Mutual Capital will allocate the assets of the Portfolio according to the Portfolio’s particular investment mandate. Currently the investment mandate for the Old Mutual Growth II Portfolio provides that each Sub-Advisor will manage between 45% and 55% of the Portfolio’s assets. Old Mutual Capital will monitor the allocation of assets among the Sub-Advisors and will re-allocate the Portfolio’s assets no less frequently than quarterly, if necessary, to keep the allocation within the target range. Reallocation of assets will be accomplished by allocating purchase or redemption proceeds to a particular Sub-Advisor and, if necessary, reallocating cash or securities to a particular Sub-Advisor.

Disclosure of Portfolio Holdings

A description of the Old Mutual Insurance Series Fund policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can obtain a copy of the Statement of Additional Information.

THE INVESTMENT ADVISOR AND SUB-ADVISORS

The Investment Advisor

Old Mutual Capital, Inc., located at 4643 S. Ulster Street, 6th Floor, Denver, Colorado 80237, is the investment advisor for the Portfolio. Old Mutual Capital was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. Since 2004, Old Mutual Capital has been the investment Advisor to Old Mutual Funds I, Old Mutual Funds II, and Old Mutual Funds III, each an ffiliated mutual fund company, since 2004, 2006, and 2008, respectively. Old Mutual Capital managed approximately $4.9 billion in mutual fund assets as of December 31, 2007.

As investment advisor, Old Mutual Capital oversees the investment decisions made by the Sub-Advisors for the Portfolio, including monitoring the performance, security holdings and portfolio trading of the Sub-Advisors. Old Mutual Capital also oversees the Sub-Advisors’ compliance with prospectus limitations and other relevant investment restrictions.

From time to time, Old Mutual Capital may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and Old Mutual Capital have received exemptive relief from the SEC that permits the Trust to employ a “manager of managers” structure. Under this structure, Old Mutual Capital, with the approval of the Board, may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, Old Mutual Capital will have the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. The Portfolio intends to rely on the exemptive order and operate in the manner described above.

Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Portfolio have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. The SEC exemptive order also permits a Portfolio to disclose to shareholders the aggregate fees paid to Old Mutual Capital and the sub-advisor(s) by a Portfolio.

The Sub-Advisors

MUNDER CAPITAL MANAGEMENT

Munder, a Delaware general partnership located at 480 Pierce Street, Birmingham, MI 48009, is a Sub-Advisor to the Old Mutual Growth II Portfolio. Munder was appointed Sub-Advisor to the Trust effective January 1, 2006, and manages and supervises the investment of certain of the Portfolio’s assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Munder, founded in 1985, manages a variety of equity and fixed-income assets for institutional, high-net-worth, and mutual fund investors. Munder held discretionary management authority with respect to approximately $33 billion in assets as of December 31, 2007.

TURNER INVESTMENT PARTNERS, INC.

Turner, a Pennsylvania corporation located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is a Sub-Advisor to the Old Mutual Large Cap Growth, Large Cap Growth Concentrated, and Growth II Portfolios. Turner was appointed Sub-Advisor to the Trust effective January 1, 2006, and manages and supervises the investment of certain of the Portfolios’ assets on a discretionary basis, subject to the supervision of Old Mutual Capital. Turner held discretionary management authority with respect to approximately $29.1 billon in assets as of December 31, 2007.

Legal Proceedings

In June 2004, Liberty Ridge (formerly know as Pilgrim Baxter & Associates, Ltd. (“PBA”)), the former advisor to the Trust and the current sub-advisor to certain Portfolios, reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General (“NYAG”). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust’s Statement of Additional Information (“SAI”) are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Portfolios. In this event, the Trust’s Board would be required to seek a new sub-adviser for the Portfolios sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Funds II), Liberty Ridge, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust’s SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust’s disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code §§ 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolios. However, neither Liberty Ridge nor Old Mutual Capital is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Portfolios to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolios.

Management Fees

The table, below, shows the management fees the Portfolio paid (as a percentage of average daily net assets) to the Trust’s Advisor for the fiscal year ended December 31, 2007.

Fees paid to Old Mutual Capital as of December 31, 2007
Growth II Portfolio	0.825%

Advisory fee breakpoints are triggered once a Portfolio reaches $300 million in assets. For assets between $0 and $300 million, management fees will be charged at their base level. Once assets of any Portfolio exceed $300 million, the management fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Portfolio's assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.30% point reduction in total. The Sub-Advisors are entitled to receive a fee from Old Mutual Capital equal to a percentage of the daily net assets of each Portfolio. The fee arrangement for each Sub-Advisor is described in the Statement of Additional Information.

A discussion regarding the basis for the Board’s approval of the investment advisory contract between the Trust and Old Mutual Capital and the sub-advisory contracts among the Trust, Old Mutual Capital, and each Sub-Advisor is included in the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2007. The back cover of this Prospectus explains how you can get a copy of the Annual Report.

The Portfolio Managers

Listed below are the portfolio managers that have responsibility for the day-to-day management of each Portfolio and a brief biographical description of each portfolio manager. The Statement of Additional Information provides additional information about the portfolio managers’ investments in the Portfolio or Portfolios that they manage, a description of their compensation structure, information regarding other accounts that they manage and additional information about conflicts of interest.

GROWTH II PORTFOLIO

Munder

A team of professionals employed by Munder makes investment decisions for the portion of the Portfolio sub-advised by Munder. The team consists of Tony Y. Dong, Brian S. Matuszak, Andy Y. Mui, George L. Sanders II, and Geoffrey A. Wilson. Mr. Dong makes final investment decisions for the Portfolio. The team members provide analytical support for Mr. Dong’s selections.

Tony Y. Dong, CFA, Senior Portfolio Manager is Vice Chairman of Munder, and is a member of Munder Capital Holdings, LLC Board of Directors. He is also a member of the firm’s Executive, Operating and Product Policy committees. Mr. Dong manages Munder’s mid-capitalization core growth discipline and the Munder Mid-Cap Core Growth Fund, is lead manager of the mid-cap/small-cap blend (SMID) discipline, and co-manages the Munder Small-Mid Cap and Small-Mid Cap 130/30 Funds, as well as the Munder Asset Allocation Fund - Balanced. He joined Munder in 1988 as a portfolio manager for Munder’s Growth at a Reasonable Price (GARP) investment discipline. Mr. Dong was promoted to Senior Portfolio Manager in 1994 and to Managing Director, Mid-Cap Equity in 2006. Before joining Munder in 1988, Tony was an investment officer for the Trust Investment Department of Manufacturers Bank, where he served as an equity securities analyst and portfolio manager for institutional accounts. Mr. Dong holds a B.B.A. (with distinction) from the University of Michigan and an M.B.A. in finance from Wayne State University. He has earned the Chartered Financial Analyst® designation and is a member of the CFA Society of Detroit and the CFA Institute.

Brian S. Matuszak, CFA, a Senior Equity Analyst with nine years of industry experience, analyzes equity securities for Munder’s mid-capitalization core growth and mid-cap/small-cap blend disciplines, as well as their associated mutual funds. He assists with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the portfolio. Mr. Matuszak is also a member of the team managing Munder’s REIT discipline, including the Munder Real Estate Equity Investment Fund. Before becoming an equity analyst, Mr. Matuszak served two years as an internal wholesaler for Munder. Prior to joining Munder in 2000, he was a financial advisor for Prudential Securities. Mr. Matuszak also has experience as a micro-economics instructor at Macomb Community College. He earned both a B.B.A. in finance and accounting (with distinction), and an M.S. in applied economics from the University of Michigan. He has earned the Chartered Financial Analyst® designation and is a member of both the CFA Society of Detroit and the CFA Institute.

Andy Y. Mui, CPA, Senior Equity Analyst analyzes equity securities for Munder’s mid-capitalization core growth and mid-cap/small-cap blend disciplines, as well as their associated funds. He assists with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the portfolio. Prior to joining Munder in 2005, Mr. Mui was an equity research associate for Smith Barney Citigroup, RBC Capital Markets, and Bank of America Securities LLC. He began his career as an accountant with Coopers & Lybrand LLP, has worked in accounting and financial analysis at Deloitte & Touche LLP, and has provided independent financial analysis services on a contractual basis. Mr. Mui earned a B.B.A. from the University of Michigan and an M.B.A. from the Tuck School of Business at Dartmouth, and is a Certified Public Accountant.

George L. Sanders II, a Senior Equity Research Associate with 15 years of investment experience, provides quantitative equity research for Munder’s mid-capitalization (growth and value), small-capitalization (value) and micro-capitalization disciplines. He is also a member of the portfolio management teams responsible for the mid-capitalization core growth and mid-

cap/small-cap blend investment disciplines, as well as their associated mutual funds. Prior to joining Munder in 1995 as a result of the merger with Comerica, Mr. Sanders worked as an equity research assistant at Woodbridge Capital Management, an investment subsidiary of Comerica. Before that, he served as systems assistant at Comerica Capital Management.

Geoffrey A. Wilson, CFA, Senior Portfolio Manager, is a member of the mid-capitalization core growth and mid-cap/small-cap blend portfolio management teams. He is also the lead manager of Munder’s taxable and tax-managed core growth equity investment disciplines. Mr. Wilson joined Munder shortly after its 1985 inception, and has been part of the teams managing large-cap core growth and core growth portfolios following a growth-at-a-reasonable-price approach since that time. Prior to joining Munder, Mr. Wilson was a second vice president / portfolio manager and research specialist for the Manufacturers Bank Trust Investment Department. From 1976 to 1978, Mr. Wilson served as an investment analyst at Wm. C. Roney & Company, a regional brokerage firm. Mr. Wilson received a B.A. in Economics from Albion College and an M.B.A. from the University of Michigan. He is a member, former director and past president of the CFA Society of Detroit, and has earned the Chartered Financial Analyst® designation.

Turner

The portion of the Portfolio sub-advised by Turner is managed by a team of investment professionals who collaborate to develop and implement the Portfolio’s investment strategy. The lead manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), Tara R. Hedlund, CFA, CPA and Jason D. Schrotberger, CFA.

Christopher K. McHugh, Vice President, Senior Portfolio Manager/Security Analyst and Principal, is lead portfolio manager for the Old Mutual Growth II Portfolio as well as Turner’s Midcap Growth and Concentrated Global Growth strategies. Mr. McHugh is also a member of the team of analysts covering stocks in the technology and telecommunications sector. One of the founding principals of the firm, Mr. McHugh has worked at Turner since 1990 and has twenty-two years of investment experience. Prior to joining Turner Investment Partners, Mr. McHugh was a performance specialist at Provident Capital Management. Mr. McHugh graduated from Philadelphia University with a BS degree in accounting, and received an MBA in finance form St. Joseph’s University. Mr. McHugh is also on the board of trustees at Philadelphia University and is an affiliate member of CFA Institute and an affiliate member of CFA Society of Philadelphia.

Tara R. Hedlund, CFA, CPA, Security Analyst/Portfolio Manager and Principal, covers stocks in the technology & telecommunications sector. Ms. Hedlund is a co-manager of the Old Mutual Growth II Portfolio as well as the Turner New Enterprise Fund and the Turner Midcap Growth strategy. Ms. Hedlund has worked at Turner since 2000 and has thirteen years of investment experience. Prior to joining Turner Investment Partners, Ms. Hedlund was an audit engagement senior at Arthur Andersen LLP. Ms. Hedlund graduated from Villanova University with a bachelor’s degree in accountancy. Ms. Hedlund is a member of PICPA and AICPA and a member of CFA Institute and CFA Society of Philadelphia.

Jason D. Schrotberger, CFA, Security Analyst/Portfolio Manager and Principal, covers stocks in the consumer sector. Mr. Schrotberger is co-manager of the Old Mutual Growth II Portfolio, as well as Turner’s Small and Midcap Growth strategies and the Turner New Enterprise Fund. Mr. Schrotberger has worked at Turner since 2001 and has fourteen years of investment experience. Prior to joining Turner Investment Partners, Mr. Schrotberger was an investment analyst at BlackRock Financial Management. Mr. Schrotberger also served as an equity analyst at PNC Asset Management and for the Public School Employees’ Retirement System for the Commonwealth of Pennsylvania. He began his career with Safeguard Scientifics where he served as a venture capital analyst. Mr. Schrotberger graduated from Denison University with a BA degree and earned an MBA in finance from the University of Illinois. Mr. Schrotberger is a member of CFA Institute and a member of CFA Society of Philadelphia.

ABOUT YOUR INVESTMENT

Your Share Price

The price of a Portfolio’s shares is based on that Portfolio’s net asset value (“NAV”). A Portfolio’s NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. A Portfolio’s NAV is calculated and its shares are priced at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4 p.m. Eastern Time) each day the exchange is open for business except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Portfolio at the NASDAQ official closing price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Portfolio transactions, on days the NYSE is closed (generally, weekends and New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted. Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Portfolio’s securities holdings on such days may affect the value of the Portfolio’s shares on days when you will not be able to purchase, exchange or redeem shares.

Valuing Portfolio Securities

A Portfolio uses pricing services to determine the market value of the securities in its portfolio. Except as discussed below, a Portfolio generally use the market price of securities as of the close of regular trading on the NYSE to value equity securities held by a Portfolio, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Portfolio at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Short-term investments are priced at amortized cost, which approximates market value. The market value of bonds is determined based on an evaluated price. If a Portfolio holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the NYSE, the price of a Portfolio’s shares may change on days when its shares are not available for purchase or sale. If a market quotation is not readily available or is believed to be unreliable, the security is valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

Fair Value Pricing

The Portfolio has fair value pricing procedures in place, and a Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Portfolio assets have been affected by events occurring after the close of trading of a securities market, but before the Portfolio calculates its net asset value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Portfolio attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Portfolio’s securities. The valuation assigned to fair valued securities for purposes of calculating the Portfolio’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Although intended to do so, the fair value procedures may not always better represent the price at which the Portfolio could sell the fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending upon a Portfolio’s investment performance. If a Portfolio invests in another investment company, the Portfolio’s net asset value is based in part on the net asset value of the other investment companies in which the Portfolio invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

INVESTING IN THE PORTFOLIO

Policy Regarding Excessive or Short-Term Trading

While the Portfolio provides shareholders with daily liquidity, it is intended to be long-term investment vehicle and is not designed for investors that engage in excessive short-term trading activity (i.e. purchases of Portfolio shares followed shortly thereafter by redemptions of such shares, or vice versa). Short-term or excessive trading could lead to the Portfolio needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The Trust’s Board of Trustees has adopted and Old Mutual Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, “Old Mutual Capital”) and their agents have implemented the following tools to discourage excessive short-term trading in the Portfolio: trade activity monitoring and selective use of fair value pricing. Trade activity monitoring is described in more detail below and fair value pricing is described in the preceding section of this Prospectus. Although these tools are designed to discourage excessive short-term trading, neither of these tools alone nor both of them taken together eliminate the possibility that excessive short-term trading activity in the Portfolio will occur. Moreover, both of these tools involve judgments that are inherently subjective. Old Mutual Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. For purposes of applying these tools, Old Mutual Capital and its agents may consider an investor’s trading history in the Portfolio, and accounts under common ownership, influence or control. Old Mutual Capital and the Portfolio may modify these procedures in response to changing regulatory requirements, such as those adopted by the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

The Trust has in place an agreement (“Shareholder Information Agreements”) with each Participating Insurance Company that requires the Participating Insurance Company to (a) provide the taxpayer identification number and transaction information about fund shareholders who hold their shares through the Participating Insurance Company, (b) use its best efforts to determine, upon request of the Trust, whether any other person that holds Portfolio shares through the Participating Insurance Company is itself a financial intermediary, and upon further request by the Trust provide the above information regarding shareholders holding an account with such indirect intermediary, and (c) carry out any instructions from the Trust to restrict or prohibit any further purchases or exchanges of Portfolio shares by a shareholder whom the Trust identifies as having violated the Trust’s market timing or excessive trading policies, as permitted by applicable VA Contracts or VLI Policies. These contractual arrangements enhance Old Mutual Capital’s ability to monitor trades placed by holders of VA Contracts and VLI Policies through omnibus accounts maintained by Participating Insurance Companies. However, there is no assurance that Participating Insurance Companies will, in all instances, cooperate with Old Mutual Capital in monitoring trading activity, will be successful in obtaining data from indirect intermediaries, or will carry out instructions to restrict or prohibit purchases.

Buying & Selling Portfolio Shares

You may only buy and sell Portfolio shares through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. The prospectus for these separate accounts explains how to purchase and redeem a VA Contract or VLI Policy.

The Participating Insurance Company may buy Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your completed buy order before the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) for your Portfolio shares to be bought at that day’s NAV. Purchase orders received after the close of the New York Stock Exchange will be priced at the Portfolios’ next calculated NAV. Processing of your initial purchase may take longer. The Participating Insurance Company is responsible for sending your buy order to the Portfolio. A Portfolio may periodically close to new purchases or refuse a buy order if the Portfolio determines that doing so would be in the best interests of the Portfolio and its shareholders.

The Participating Insurance Company may sell Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your sell order before the close of regular trading on the New York Stock Exchange for you to receive that day’s NAV. The Participating Insurance Company is responsible for sending your sell order to the Portfolio. The Portfolio generally sends payment for your shares to the Participating Insurance Company the business day after your sell order is received. Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days as permitted by federal securities law.

Redemptions In-Kind

The Portfolios reserve the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate net asset value of a Portfolio in any 90-day period.

Important Information About Procedures For Opening A New Account

The Portfolio is required by Federal Law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Portfolio reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

Distributions and Taxes

The Portfolio pays dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in the Portfolio unless the Participating Insurance Company instructs the Portfolio otherwise. There are no fees on reinvestments.

VA Contracts and VLI Policies are currently tax-deferred investments. Therefore, Portfolio distributions are exempt from current taxation if left to accumulate in your VA Contract or VLI Policy. In addition, exchanges among the Trust’s portfolios are currently not taxable. The prospectus for the Participating Insurance Company separate account discusses the tax status of VA Contracts and VLI Policies in greater detail. The tax status of a Portfolio’s distributions for each calendar year will be detailed in the Participating Insurance Company’s annual tax statement for that Portfolio. Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Revenue Sharing

Payments to Financial Intermediaries by Old Mutual Investment Partners, Old Mutual Capital, or their affiliates

From time to time, Old Mutual Investment Partners (the “Distributor”) or one or more of its corporate affiliates may, from time to time, make payments from its own resources to insurance companies or other intermediaries that sponsor VA Contracts and VLI Policies which offer or hold Portfolio shares (“Financial Intermediaries”). These “Revenue Sharing” payments may be made in exchange for certain services provided by the insurance company or intermediary, such as administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services vary among intermediaries, but may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to the Portfolio, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in the Portfolio. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the insurance company or other intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of the Portfolio) to sales meetings and salespeople of the intermediary. In addition, insurance companies and intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

The Distributor or its affiliates may compensate insurance companies and other intermediaries differently depending on the nature and extent of the services they provide. Insurance companies and intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments may be subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Portfolio shares and the retention of those investments by clients of the insurance company or intermediary. The Advisor may also benefit from the Distributor’s activity through increased advisory fees received on assets purchased through insurance companies or intermediaries.

Payments By Old Mutual Insurance Series Fund

Like the Distributor, the Trust may, from time to time, make payments to insurance companies and other intermediaries that provide administrative or recordkeeping support services, as described above. In certain cases, the payments could be significant and cause a conflict of interest for Participating Insurance Companies or other intermediaries.

You can find further details in the SAI about these payments and the services provided in return by the insurance companies or intermediaries. You can also speak to your Participating Insurance Company or financial intermediary for more information about payments made by the Distributor or the Trust to such parties.

Potential Conflicts of Interest

Participating Insurance Companies may be affiliated with one another. In addition, the interests of VA Contact and VLI Policy holders may conflict due to differences in tax treatment and other considerations. The Portfolio’s Board of Trustees monitors each Portfolio for material conflicts and determines what action, if any, should be taken. For example, the Board may require a Participating Insurance Company to sell its investments in a Portfolio. As a result, the Portfolio may be forced to sell securities. In addition, the Board may refuse to sell shares of a Portfolio to a particular VA Contract or VLI Policy or may suspend or terminate sales of Portfolio shares if required by law or regulatory authority or if the action is in the best interests of the Portfolio and its shareholders.

FINANCIAL HIGHLIGHTS

A Portfolio’s financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Portfolio, assuming you reinvested all Portfolio distributions. PricewaterhouseCoopers, LLP (“PwC”) has audited the information contained in these financial highlights. PwC’s report and the Portfolio’s financial statements are included in the Portfolio’s Annual Report to Shareholders, which is available, free of charge, upon request.

OLD MUTUAL GROWTH II PORTFOLIO

Financial Highlights
For a Share Outstanding Throughout Each Fiscal Year Ended December 31,

												Ratio
												of Expenses
			Net									to Average	Ratio of Net
	Net		Realized and									Net Assets	Investment
	Asset	Net	Unrealized		Dividends	Distributions	Total	Net		Net	Ratio	(Excluding	Income
	Value,	Investment	Gains	Total	from Net	from	Dividends	Asset Value,		Assets, End	of Expenses	Waivers and	(Loss)	Portfolio
	Beginning	Income	(Losses)	From	Investment	Capital	and	End	Total	of Period	to Average	Expense	to Average	Turnover
	of Period	(Loss)[1]	on Securities	Operations	Income	Gains	Distributions	of Period	Return	(000)	Net Assets	Reductions)	Net Assets	Rate

Old Mutual Growth II Portfolio

2007	$12.51	$(0.05)	$2.98	$2.93	$(0.02)	$ —	$(0.02)	$15.42	23.43%	$ 32,180	1.04%	1.37%	(0.39)%	88.04%
2006	11.67	0.01	0.83	0.84	—	—	—	12.51	7.20%	34,148	1.04%	1.15%	0.09%	179.52%
2005	10.48	(0.10)	1.29	1.19	—	—	—	11.67	11.35%	45,050	1.19%	1.19%	(0.90)%	24.17%
2004	9.83	(0.09)	0.74	0.65	—	—	—	10.48	6.61%	53,495	1.17%	1.17%	(0.94)%	37.53%
2003	7.82	(0.08)	2.09	2.01	—	—	—	9.83	25.70%	71,918	1.10%	1.10%	(0.90)%	194.63%

[1] Per share amounts for the year are calculated based on average outstanding shares.
Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FOR MORE INFORMATION

For investors who want more information about Old Mutual Insurance Series Fund and the Portfolio, the following documents are available free upon request:

Statement of Additional Information

The SAI provides more information about the Portfolio and is incorporated into this Prospectus by reference.

Annual and Semiannual Reports

The Annual and Semiannual Reports provide financial and performance information about the Portfolio and its investments and a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the period.

To obtain a copy of the SAI, Annual and Semiannual Reports or other information and for shareholder inquiries, contact Old Mutual Insurance Series Fund:

By Telephone:	888-772-2888

By Mail:	Old Mutual Insurance Series Fund P.O. Box 219534 Kansas City, Missouri 64121-9534

Via the Internet:
Old Mutual Insurance Series Fund Website	oldmutualfunds.com
EDGAR database on the SEC Website	https://www.sec.gov

By E-mail or in Person from the SEC:
(you will pay a copying fee for this service)	E-mail the SEC at publicinfo@sec.gov

Visit or write:	SEC Public Reference Section, Room 1580 Washington, D.C. 20549-0102

Call 202.942.8090 for information about the operation of the Public Reference Room

INVESTMENT ADVISER

Old Mutual Capital, Inc.

DISTRIBUTOR

Old Mutual Investment Partners

SEC File Number 811-08009

R-08-255 4/2008